                                             SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                                (Amendment No. 17)

Filed by Registrant                              [X]
Filed by Party other than the Registrant         [ ]

Check the appropriate box:
  [ ]        Preliminary Proxy Statement
  [ ]        Confidential, for Use of the Commission Only (as
             permitted by Rule 14-6(e)(2)
  [X]        Definitive Proxy Statement
  [ ]        Definitive Additional Materials
  [ ]        Soliciting Material Pursuant to Sec. 240.14a-11(c) or
             240.14a-12

                                       Hancock Holding Company

Payment of Filing Fee (Check the appropriate box):

[X]          No fee required.
[ ]          Fee computed on table below per Exchange Act  Rules
             14a-6(i)(4) and 0-11.
  1)         Title of each class of  Securities to which transaction applies:

  2)         Aggregate number of securities to which transaction applies:
  3)         Per unit price or other underlying value of  transaction
             computed pursuant to Exchange  Act Rule 0-11(Set forth the amount on which  the filing fee is calculated and state how it was determined):
  4)         Proposed maximum aggregate value of  transaction:
  5)         Total fee paid:

[ ]          Fee paid previously with preliminary materials

[ ]          Check box if any part of the fee is offset as provided by
             Exchange Act Rule 0-11(a)(2)  and identify the filing by
             registration for which the offsetting fee was paid previously.
             Identify the previous filing by registration  statement number, or the Form or Schedule and the date of its filing.

  1)          Amount Previously Paid:
  2)         Form, Schedule or Registration Statement No.:
  3)         Filing Party:
  4)         Date Filed:  January 29, 2002

January 29, 2003

Dear Shareholder:

You are cordially invited to attend the Company’s annual meeting on February 27, 2003. The meeting will begin promptly at 5:30 p.m., Hancock Bank, One Hancock Plaza, Gulfport, Mississippi.

The official Notice of Meeting, Proxy Statement and Form of Proxy are included with this letter. The matters listed in the Notice of Meeting are described in detail in the Proxy Statement.

The vote of every shareholder is important. Regardless of whether or not you plan to attend the annual meeting in Gulfport, please sign, date and promptly mail your proxy. The Board of Directors and Management look forward to greeting those shareholders that are able to attend.

                                                              Sincerely,

                                                              George A. Schloegel
                                                              Chief Executive Officer

Hancock Holding Company
One Hancock Plaza
2510 14th Street
Gulfport, MS 39501
(228) 214-5242
January 29, 2003

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The annual meeting of shareholders of Hancock Holding Company will be held at Hancock Bank, One Hancock Plaza, 2510 14th Street, Gulfport, MS 39501, on February 27, 2003 at 5:30 p.m., for the following purposes:

    1.  To elect three (3)  directors  to hold office for a term of three (3) years or until  their  successors  are elected and qualified. (Item 1)

    2.  To vote on approval of the  appointment of Deloitte & Touche LLP, as the  Independent  Public  Accountants
        for the Company. (Item 2)

    3.  To vote on approval of an amendment to the 1996 Long-Term Incentive Plan. (Item 3)

Only those shareholders of record at the close of business on December 31, 2002 shall be entitled to notice of, and to vote at, the meeting or any adjournments thereof.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE DATE, SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY. IF YOU DO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON.

                                                 By Order of the Board of Directors

                                                 George A. Schloegel
                                                 Chief Executive Officer

Hancock Holding Company
One Hancock Plaza
2510 14th Street
Gulfport, Mississippi 39501
Proxy Statement
January 29, 2003

This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Hancock Holding Company (the “Company” or “HHC”) for the annual meeting of shareholders to be held on February 27, 2003, 5:30 p.m., local time, at Hancock Bank, One Hancock Plaza, 2510 14th Street, Gulfport, Mississippi. Only shareholders of record at the close of business on December 31, 2002 are entitled to notice of and to vote at the meeting. It is expected the Proxy Materials will be first mailed on January 29, 2003.

This proxy solicitation is made by the Board of Directors of HHC. Nominees are advised prior to record date to submit their request for proxy solicitation materials, and they are shipped overnight to nominees or their designated agent for process to non-objecting beneficial owners and objecting beneficial owners.

Holders of record of the Company’s Common Stock, par value $3.33 per share (the “Common Stock”) and Series A Preferred Stock, par value $20.00 per share (the “Preferred Stock”), as of December 31, 2002 (the “Record Date”) are entitled to vote at the meeting or any adjournment thereof. Each share of Common Stock entitles the holder thereof to one (1) vote on each matter presented at the Annual Meeting for shareholder approval. Each holder of Preferred Stock shall have a number of votes equal to the number of shares of Common Stock into the Preferred Stock is convertible. On December 31, 2002, 15,443,467 shares of Common Stock were outstanding and entitled to vote, and 1,658,275 shares of Preferred Stock, convertible at the current conversion price into 1,105,405 shares of Common Stock, were outstanding and entitled to vote. The presence at the Annual Meeting, in person or by proxy, of a majority of the shares of Common Stock and Preferred Stock outstanding and entitled to vote on December 31, 2002 will constitute a quorum.

Pursuant to Mississippi Law and the Company’s Bylaws, action on a matter (other than the election of Directors) is approved if the votes cast favoring the action exceed the votes cast opposing the action, unless the Company’s Articles of Incorporation or Mississippi Law specifically requires a greater number of affirmative votes on a particular matter. Abstentions and broker non-votes are only for the purpose of determining whether a quorum is present at the meeting. Broker non-votes and shareholder abstentions are not counted in determining whether or not a matter has been approved by shareholders.

Pursuant to Mississippi Law and the Company’s Bylaws, directors are elected by a plurality of the votes cast in the election of directors. A “plurality” means that the individuals with the largest number of favorable votes are elected as directors, up to the maximum number of directors to be chosen at the meeting.

Shareholders of the Company do not have cumulative voting rights with respect to the election of directors at the Annual Meeting. A shareholder has the right to vote the number of shares owned in the election of each director. With respect to the election of three (3) directors to hold office for a term of three (3) years, the nominees receiving the most votes, up to three (3), will be elected. If the Proxy is marked to vote for the three (3) directors as a group, one vote will be cast for each director for each share entitled to vote. If any shareholder wishes to vote for fewer than three (3) directors, they may line through or otherwise strike out the name of any nominee.

Any person giving a Proxy has the right to revoke it at any time before it is exercised. A shareholder may revoke his Proxy: (1) by personally appearing and choosing to vote at the Annual Meeting; (2) by written notification to the Company which is received prior to the exercise of the Proxy; or (3) by a subsequent Proxy executed by the person executing the prior Proxy and presented at the Annual Meeting. All properly executed Proxies, if not revoked, will be voted as directed on all matters proposed by the Board of Directors, and, if the shareholder does not direct to the contrary, the shares will be voted “FOR” Items 1, 2 and 3 as described below.

Corporate Communications, Inc. is contracted by the Company to solicit proxy requests at a cost of approximately $3,500, plus customary expenses. The contact at Corporate Communications, Inc. is Mr. Roy Alley, 523 Third Avenue South, Nashville, Tennessee 37210. He can be reached at telephone number (615) 254-3376. All nominees and brokers will be reimbursed the allowable charges as per U.S. Securities and Exchange Commission regulations. The Company will bear the cost of the solicitation of proxy materials. All requests for payment should be directed to: Hancock Holding Company, Investor Relations, P.O. Box 4019, Gulfport, MS 39502. Solicitation of proxies will be primarily by mail. Officers, directors, and employees of the Company and its subsidiaries, Hancock Bank and Hancock Bank of Louisiana, (hereinafter referred to collectively as the "Banks") also may solicit Proxies personally.

Any shareholder, or their appointed agent, who has any questions concerning the procedures for voting their proxy or the annual meeting should contact the Corporate Investor Relations Department, attention Paul D. Guichet at (228) 214-5242 or 1-800-522-6542 ext. 85242.

MANAGEMENT PROPOSALS:

ITEM 1 -- ELECTION OF DIRECTORS

The Board of Directors, by a vote of a majority of the full Board, has nominated the persons named below for election to serve as directors. The term of each of the three (3) newly elected directors will expire at the Annual Meeting of Shareholders in 2006 or when his successor has been elected and qualified.

The Company’s Articles of Incorporation provide for a Board of at least nine (9) directors classified into three (3) classes of directors. At each annual meeting each class of directors whose term has expired will be elected to hold office until the third succeeding annual meeting or until their successor has been elected and qualified.

It is the intent of the persons named in the Proxy to vote such Proxy “FOR” the election of the nominees listed below, unless otherwise specified in the Proxy. In the event that any such nominee should be unable to accept the office of director, which is not anticipated, it is intended that the persons named in the Proxy will vote for the election of such person in the place of such nominee as the Board of Directors may recommend.

Nominations for the election to the Board of Directors, other than those made by or at the direction of the Board of Directors, may be made by a shareholder by delivering written notice to the Company’s Secretary not less than fifty (50) nor more than ninety (90) days prior to the meeting at which directors are to be elected, provided that the Company has mailed the first notice of the meeting at least sixty (60) days prior to the meeting date. If the Company has not given such notice, shareholder nominations must be submitted within ten (10) days following the earlier of: (i) the date that notice of the date of the meeting was first mailed to the shareholders, or (ii) the date on which public disclosure of such date was made. The shareholder’s notice must set forth as to each nominee: (i) the name, age, business address and residence address of such nominee; (ii) the principal occupation or employment of such nominee; (iii) the class and number of shares of the Company’s Common Stock which are beneficially owned by such nominee; and (iv) any other information relating to such nominee that may be required under federal securities laws to be disclosed in solicitations of proxies for the election of Directors. The shareholder’s notice must also set forth as to the shareholder giving notice: (i) the name and address of such shareholder; and (ii) the class and amount of such shareholder’s beneficial ownership of the Company’s Preferred and Common Stock.

If the information supplied by the shareholder is deficient in any material aspect or if the foregoing procedure is not followed, the chairman of the Annual Meeting may determine that such shareholder’s nomination should not be brought before the meeting and that such nominee shall not be eligible for election as Director of the Company.

NOMINEES FOR DIRECTOR

James H. Horne - currently a Director

Additional information for Mr. Horne can be found in the section describing directors of the Company.

George A. Schloegel - currently a Director

Additional information for Mr. Schloegel can be found in the section describing directors of the Company.

Christine L. Smilek - currently a Director

Additional information for Ms. Smilek can be found in the section describing directors of the Company.

The Board of Directors Recommends you vote FOR Item 1.

ITEM 2 -- APPROVAL OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has appointed Deloitte & Touche LLP, a firm of independent certified public accountants, as auditors for the fiscal year ending December 31, 2003, and until their successors are selected. Deloitte & Touche LLP and its predecessor, Touche Ross, have been auditors for the Company since it commenced business in 1984, for Hancock Bank since 1981 and Hancock Bank of Louisiana since 1990.

The Company has been advised that neither the firm nor any of its partners has any direct or any material indirect financial interest in the securities of the Company or any of its subsidiaries, except as auditors and consultants on accounting procedures and tax matters. The Board does not anticipate that representatives of Deloitte & Touche LLP will be in attendance at the Annual Meeting, be present to make a statement or be available to respond to appropriate questions.

Although not required to do so, the Board of Directors has chosen to submit its appointment of Deloitte & Touche LLP for ratification by the Company’s shareholders. It is the intention of the persons named in the Proxy to vote such Proxy FOR the ratification of this appointment. If this proposal does not pass, the Board of Directors will reconsider the matter. The proposal will be ratified if the votes cast favoring the appointment exceed the votes cast opposing it.

The Board of Directors Recommends you vote FOR Item 2.

ITEM 3 -- APPROVAL OF AN AMENDMENT TO THE 1996 LONG-TERMINCENTIVE PLAN.

Introduction

The Company’s Board of Directors unanimously recommends approval of the proposed amendment to the 1996 Long-Term Incentive Plan to increase the number of shares authorized annually to be subject to award grants under the Plan. The Plan is designed to enable employees to obtain a proprietary interest in the Company and thus to share in its future success and to attract and retain outstanding personnel. The Company believes the Plan is meeting these objectives.

The Plan provides for award grants during any calendar year of up to one percent (1%) of the outstanding Company Common Stock as reported in the Company’s Annual Report on Form 10-K for the fiscal year ending immediately prior to that year. The proposed amendment to the Plan would increase this limitation from one percent (1%) annually to two percent (2%) annually. Any unused portion of this 1% limit is carried forward and available for grant in future years.

Shares of Common Stock related to awards, which have been cancelled, forfeited, surrendered, terminated or expire unexercised during preceding plan years are also available for grant.

The Plan also limits the total number of shares of Company Common Stock available annually for grant of restricted shares to 1/3 of 1% of the outstanding Company Common Stock. This restriction will be changed by the amendment to 1/3 of 2% of the outstanding Company Common Stock. Based on the number of shares of Common Stock as reported in the Company’s most recent Annual Report on Form 10-K, 166,081 shares are available annually under the Plan as currently in effect, and 332,583 shares annually would be available under the proposed amendment to the Plan.

These limitations on the issuance of shares of Company Common Stock are subject to adjustment for specified changes in capitalization including a stock split, stock dividend, combination or exchange of shares, reorganization, merger or consolidation or other such change.

The Board believes that the proposed increase in the number of shares authorized to be issued annually under the Plan is necessary to allow the Company to continue to attract and retain qualified personnel and to encourage stock ownership in the Company by key employees.

Award Grants

All awards granted under the Plan have been in the form of options to purchase common stock, and/or restricted stock. The following table presents the number of shares subject to awards granted under the Plan through December 31, 2002 to the persons indicated. The table only provides grant information, and does not provide the current status of awards granted (whether an award was exercised, terminated, etc.). Future awards will be subject to the discretion of the Company’s Compensation Committee.

                                                                                 Option          Restricted
Name and Principal Position                                                      Shares          Shares
-------------------------------------------------------------------------------  ----------------------------

George A. Schloegel, President & CEO, Hancock Bank; Vice Chairman & CEO,           71,998          16,500
Hancock Holding Company
Leo W. Seal, Jr., President, Hancock Holding Company                               50,997          18,000
A. Hartie Spence, President & Director, Hancock Bank of Louisiana                  16,800           1,800
Carl J. Chaney, Executive Vice President & CFO, Hancock Holding Company            19,798           4,125
John M. Hairston, Executive Vice President & COO, Hancock Holding Company          24,598           5,325
All current executive officers, as a group                                        241,189          62,925
All current directors who are not executive officers, as a group                     0                0
All employees including officers other than executive officers, as a group        420,092          32,824
===============================================================================  ============================

Market Price of Common Stock

The closing price of the Company’s Common Stock as of January 17, 2003 was $45.61 per share.

Plan Summary

The following summary description summarizes the main provisions of the Plan. Shareholders may obtain a copy of the Plan by contacting the Investor Relations Department, Attention Paul D. Guichet at (228) 214-5242 or 1-800-522-6542, ext. 85242.

The Plan provides for the grant of stock options, incentive stock options, restricted shares, and performance stock awards to employees selected by the Board’s Compensation Committee. The Compensation Committee determines the number of awards and the terms of the awards. An employee cannot be granted awards of more than 100,000 shares, nor restricted shares of more than 35,000 shares.

The exercise price of options must be at least 100% of the fair market value of the Company’s Common Stock at the time the option is granted. With limited exceptions, stock options are non-transferable.

Except for services rendered to the Company, participants pay no consideration for awards. Proceeds received by the Company from the exercise of options are used for general corporate purposes.

The Plan will terminate on February 22, 2006, unless the Board terminates the Plan before that date. The Board may amend the Plan without shareholder approval, except where the law requires shareholder approval for the amendment.

Federal Tax Considerations

The grant of a non-qualified stock option does not result in any taxable income to the participants or any tax deduction to the Company at the time of the grant. Upon the exercise of such option, the excess of the market value of the shares acquired over their costs to the participant (i) is taxable to the participant as compensation income, and (ii) is generally deductible by the Company, subject to rules relating to the reasonableness of compensation.

Awards of restricted shares will not result in taxable income to the participant or a tax deduction to the Company at the time of the grant of the Award. The recipient generally will be subject to tax at ordinary income tax rates on the fair market value of the Company Common Stock on the date the restricted shares vest and are no longer subject to a substantial risk of forfeiture.

Neither the grant nor the exercise of an incentive stock option results in any Federal income tax consequences to either the participant or the Company. If the participant disposes of such shares within two (2) years of the date of grant or within one (1) year of the date of exercise, an amount equal to the lesser of (i) the differences between the sale price and the participant’s adjusted basis in the shares (typically the exercise price), will be taxed as compensation income and the Company will be entitled to a deduction for such amount at that time. An incentive stock option exercised more that three (3) months after termination of employment will be treated as a non-qualified stock option.

Vote Required

The affirmative vote of at least a majority of the outstanding shares of stock entitled to vote and represented at the meeting is required for approval of the proposed amendment to the Plan.

DIRECTORS OF HHC

Frank E. Bertucci,

Director of the Company since 2000. Since 1978, Mr. Bertucci has been employed with F.E.B. Distributing Co., Inc., a regional beverage wholesaler and currently serves as its President. Advisory Director of Hancock Bank since 1995.

      Term of Office: For a three-year period to expire 2005.
      Age: 46

Joseph F. Boardman, Jr.

Director of the Company since 1984, Chairman of the Board since 1987. Retired President of Coast Materials Company (Ready Mixed Concrete Business), Gulfport, Mississippi. Advisory Director of Hancock Bank since 1972.

      Term of Office: For a three-year period to expire in 2005.
      Age: 73

James B. Estabrook, Jr.

Director of the Company since 1995. Mr. Estabrook's principal occupation has been as President of Estabrook Motor Co., Inc. since 1967. Mr. Estabrook also serves in the capacities at the companies indicated: President of Weaver Motor Co., Inc. (Automobile Dealerships); President of Auto Credit, Inc. (Auto Finance Business); General Partner, Estabrook Properties, LP (Real Estate Business); Vice President, Falcon Leasing and Rental, Inc., (Daily Rental Automobile Business) Pascagoula, Mississippi; and Advisory Director of Hancock Bank since 1985.

      Term of Office: For a three-year term to expire in 2004.
      Age: 58

James H. Horne

Director of the Company since 2000. Mr. Horne is owner of Capital Properties, Inc. and Valuation Specialist, Inc., specializing in real estate development and appraisal for over 20 years. Mr. Horne is also President of Ocean Springs Self Storage, Inc., Ocean Springs, Mississippi; President of Gulfport Self Storage, Inc., Gulfport, Mississippi; President of Grelot Self Storage, Inc., Gautier, Mississippi; Gautier Self Storage, Inc., Gautier, Mississippi; Market Street Properties (Self Storage business), Biloxi, Mississippi. Advisory Director of Hancock Bank since 1995.

      Term of Office: For a three-year period to expire 2006.
      Age: 50

Charles H. Johnson, Sr.

Director of the Company since 1987. Business Manager since 1961 and previous President of Charles H. Johnson, Inc. (Residential General Contracting Business), Diamondhead, Mississippi; Treasurer since 1965, Universal Warehouse, Inc., (Mini-Storage Business), Diamondhead, Mississippi. Advisory Director of Hancock Bank since 1977.

      Term of Office: For a three-year period to expire 2005.
      Age: 69

Robert W. Roseberry

Director of the Company since 2001. President of Northern Division of Hancock Bank, Gulfport, Mississippi, since 2001. Chairman and Chief Executive Officer of Lamar Capital Corporation from 1998 to 2001. President and Chief Executive Officer of Lamar Bank from 1986 to 1998. Mr. Roseberry served in various capacities with Lamar Bank from 1971 to 1986. Director of Lamar Bank since 1972.

      Term of Office: For a three-year term to expire in 2004.
      Age: 52

George A. Schloegel

Director of the Company since 1984. President, Hancock Bank, Gulfport, Mississippi, since 1990, Vice Chairman of the Board of Hancock Holding Company since 1984 and named Chief Executive Officer, Hancock Holding Company 2000; Director of Hancock Bank of Louisiana, since 1990. Director of Mississippi Power Company, Gulfport, Mississippi. Mr. Schloegel was employed part-time with Hancock Bank from 1956-1959 and began full-time employment in 1962. He served in various capacities until being named President in 1990.

      Term of Office: For a three-year term to expire in 2006.
      Age: 62

Leo W. Seal, Jr.

Director of the Company since 1984. President, Hancock Bank, Gulfport, Mississippi from 1963 to 1990; President of Hancock Holding Company since 1984, Chief Executive Officer from 1984 to 2000; Advisory Director, Hancock Bank of Louisiana since 1993. Hancock Bank employed Mr. Seal in 1947. He was elected to the Board of Directors of Hancock Bank in 1961 and named President in 1963 and in 1977 he was named Chief Executive Officer.

      Term of Office: For a three-year period to expire in 2004.
      Age: 78

Christine L. Smilek

Director since 2000. Ms. Smilek is a Certified Public Accountant and owner of Smilek, CPA since 1991. Ms. Smilek also serves as Board Chair for Gulf Coast Medical Center, a Tenet Health Systems subsidiary. Advisory Director of Hancock Bank since 1995.

      Term of Office: For a three-year period to expire in 2006.
      Age: 42

George A. Schloegel is a director of Mississippi Power Company, Gulfport, Mississippi. None of the other Directors of the Company are directors of another company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the reporting requirements of Section 15(d) of the Act, or registered as an investment company under the Investment Company act of 1940.

No family relationship exists between any directors, executive officers, or persons nominated to become a director of the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and preferred Stock of the Company. Officers, directors and greater than ten percent stockholders are required to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company and representations that no other reports were required during the fiscal year ended December 31, 2002, the officers, directors and greater than ten percent beneficial stockholders have complied with all applicable Section 16(a) reporting requirements.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information concerning the number of shares of Common Stock of the Company held as of December 31, 2002 by the only shareholders who are known to management to be the beneficial owners of more than five percent (5%) of the Company’s outstanding shares:

Name and Address               Amount and                    Percent
of Beneficial Owner            Nature of                     of Class
                               Beneficial Ownership(1)
                               of Common Stock
----------------------------------------------------------------------

Hancock Bank Trust Department    3,140,916.1 (2)               20.3%
One Hancock Plaza
Gulfport, Mississippi 39501

Leo W. Seal, Jr.                 1,735,756.8 (3)               11.2%
408 North Beach Blvd.
Bay St. Louis, Mississippi
39520
------------------------
(1)  Constitutes sole ownership unless otherwise indicated.
(2)  Consists  of shares  held and voted by the  Hancock  Bank Trust  Department  as trustee  for 84  different accounts.  Within these 84 accounts,  the Trust Department has sole voting rights on 2,488,510 shares,  shared voting  rights on 652,234  shares and no power to vote  32,295.3  shares.  The Trust  Department  has the sole right to dispose of  1,629,910.1  shares,  shared  right to dispose of  813,389.3  shares and no  authority to dispose of 729,739.9 shares.
(3)  Includes 4,037.8 shares owned by Mr. Seal's wife,  180,000 shares held in a marital trust,  140,682 shares held in a  charitable  trust,  of which Mr. Seal has voting  rights but no  dispositive  powers,  and excludes
     652,234  shares in three (3) trusts held by the Hancock Bank Trust  Department  (included  in the  3,140,916.1 shares  shown  above as  beneficially  owned by the Trust  Department)  as to which Mr.  Seal has sole  voting rights,  but no power of  disposition.  Mr.  Seal's  sister and her  children are the  beneficiaries  of these trusts.  It also includes  50,997 options and 6,000  restricted  stock shares,  which were granted to Mr. Seal in the 1996 Long-Term Incentive Plan.

SECURITY OWNERSHIP OF MANAGEMENT
(As of December 31, 2002)

Name of Beneficial Owner                              Amount and                       Percent
                                                      Nature of                        of Class
                                                 Beneficial Ownership(1)
                                                    of Common Stock
---------------------------------------------------------------------------------------------------------
Directors
Frank E. Bertucci                                     1,371.2   (1)                     0.01%
Joseph F. Boardman, Jr.                              16,294.0   (2)                     0.11%
James B. Estabrook, Jr.                               3,109.0   (3)                     0.02%
James H. Horne                                       13,229.8   (4)                     0.09%
Charles H. Johnson, Sr.                              11,145.0   (1)                     0.07%
Robert W. Roseberry                                  94,385.2  (12)                     0.61%
George A. Schloegel                                 265,756.5   (5)                     1.72%
Leo W. Seal, Jr.                                  1,735,756.8   (6)                    11.24%
Christine L. Smilek                                     383.2   (7)                     0.01%

Executive Officers
Charles A. Webb, Jr.                                 20,063.1   (8)                     0.13%
A. Hartie Spence                                     18,629.5   (9)                     0.12%
Carl J. Chaney                                       37,288.9  (10)                     0.24%
John M. Hairston                                     36,317.9  (11)                     0.23%
Richard T. Hill                                      21,207.5  (13)                     0.03%
Clifton J. Saik                                      15,610.2  (14)                     0.03%
Directors and Executive Officers as a             2,301,434.7  (15)                     14.9%
group (18 persons)
-----------------------------
(1)  Constitutes sole ownership unless otherwise indicated.
(2)  Includes 739 shares owned by Mr. Boardman's wife.
(3)  Includes 1,542 shares owned by Mr. Estabrook's minor child.
(4)  Includes  603 shares owned by Mr.  Horne's  wife;  2,060  shares owned  jointly by Mr. Horne and his wife;
     637.8 shares owned jointly with his children; and 9,929 shares held by Mr. Horne's company.
(5)  Includes  56,476 shares owned jointly by Mr.  Schloegel and his wife;  310.5 shares owned  directly by his spouse;  71,998  options and 6,000  Restricted  Stock Awards  granted to Mr.  Schloegel in the 1996  Long-Term
     Incentive Plan.
(6)  Includes  4,037.8 shares owned by Mr. Seal's wife,  180,000  shares held in marital trust,  140,682 shares
     held  in  a  charitable  trust  of  which  Mr.  Seal  has  voting  rights  but  no  dispositive   powers,  and
     excludes  652,234 shares held in a fiduciary  capacity by Hancock Bank's Trust Department as to which Mr. Seal has sole voting rights but no power of disposition.  Mr. Seal's sister and her children are  beneficiaries  of these trusts.  Mr. Seal  disclaims  beneficial  ownership of these  652,234  shares.  It also includes  50,997 options and 6,000 restricted stock awards granted to Mr. Seal in the 1996 Long-Term Incentive Plan.
(7)  Includes 191.3 shares owned by Ms. Smilek's husband.
(8)  Includes 15,516 shares owned jointly with Mr. Webb's wife.
(9)  Includes  1,529.5  shares held in an IRA for Mr. Spence,  16,800  options and 300 restricted  stock awards granted to Mr. Spence in the 1996 Long-Term Incentive Plan.
(10) Includes sole ownership of 150 shares of Series A preferred  stock;  8,350 shares of common stock owned by
     Mr.  Chaney's wife; 308 shares of common stock held for the benefit of Mr.  Chaney's  children,  of whom he is the custodian;  19,798 options and 3,000  restricted  stock awards granted to Mr. Chaney in the 1996 Long-Term
     Incentive Plan.
(11) Includes  24,598 options and 3,000  restricted  stock awards granted to Mr. Hairston in the 1996 Long-Term
     Incentive Plan.
(12) Represents the conversion of Mr.  Roseberry's  Series A preferred  stock into shares of common.  Preferred stock holdings represent 8.9% of preferred stock outstanding.
(13) Includes  11,250  options and 1,500  restricted  stock  awards  granted to Mr. Hill in the 1996  Long-Term
     Incentive Plan.
(14) Includes  9,375  options and 1,500  restricted  stock  awards  granted to Mr.  Saik in the 1996  Long-Term
     Incentive Plan.
(15) Includes  all shares  held as a group by all the  Company  Directors  and  Executive  Officers,  including shares disclaimed by Mr. Seal as noted in footnote #6 above.  This group consists of 17 persons.

                                              EXECUTIVE COMPENSATION
                                       SUMMARY MANAGEMENT COMPENSATION TABLE
-------------------------------------------------------------------------------------------------------------
                                         Annual Compensation                  Long-Term Compensation
-------------------------------------------------------------------------------------------------------------
Name and                                                 Other Annual    Restricted     Stock      All Other
Principal                                                Compensation         Stock   Options   Compensation
Position                    Year  Salary ($)  Bonus($)            ($)   Awards ($)*    (#)(1)         ($)(2)
-------------------------------------------------------------------------------------------------------------

George A. Schloegel         2002     374,423   219,409       1,928(3)     84,000(7)    15,000          5,500
Vice Chm & CEO, HHC;                                         4,044(4)
President & CEO,                                               956(5)
Hancock Bank                                                 2.376(6)
                                                          222,378(12)
                            2001     352,000   211,200       1,258(3)         0(13)     0(13)          8,478
                                                             3,909(4)
                                                             1,091(5)
                                                             2,376(6)
                                                          224,754(12)
                            2000     351,904    75,000       1,120(3)    70,000 (7)    10,000          7,602
                                                             1,120(3)
                                                             1,816(4)
                                                             3,184(5)
                                                             2,376(6)
                                                             3,184(5)
                                                           57,410(12)
Leo W. Seal, Jr.            2002     113,231         0      20,512(4)     84,000(8)         0              0
President, HHC                                               1,679(5)
                                                             3,090(6)
                            2001     109,000         0      18,000(4)         0(13)     0(13)          2,524
                                                             2,563(5)
                                                            3,090((6)
                            2000     105,000     5,000      18,000(4)    70,000 (8)     7,500          2,151
                                                           181,184(3)
                                                             1,545(5)
                                                             3,090(6)
A. Hartie Spence            2002     176,000     1,000         560(3)      4,200(9)     1,500              0
President & Director,                                        5,000(5)
Hancock Bank of LA                                           1,006(6)
                            2001     176,000     1,000         703(3)         0(13)     0(13)          2,739
                                                           121,559(4)
                                                             5,000(5)
                                                             1,002(6)
                            2000     176,000         0         688(3)      3,500(9)     1,500          2,352
                                                            76,800(4)
                                                             5,000(5)
                                                               998(6)
Carl J. Chaney              2002     191,346    89,921       2,123(3)    42,000(10)     6,000          5,500
EVP & CFO, HHC,                                                 41(4)
Hancock Bank &                                               4,959(5)
Hancock Bank of LA                                             152(6)
                            2001     180,269    88,800       2,536(3)         0(13)     0(13)          6,203
                                                             5,000(5)
                                                               152(6)
                            2000     172,877    23,000         782(3)    35,000(10)     4,000          5,501
                                                             5,000(5)
                                                               133(6)
John M. Hairston            2002     191,346    89,921         961(3)    42,000(11)     6,000          5,500
EVP & COO, HHC, Hancock                                      2,626(4)
Hancock Bank &                                               2,374(5)
Hancock Bank of LA                                             293(6)
                            2001     170,577    88,800       1,896(3)         0(13)     0(13)          5,628
                                                             5,000(4)
                                                               292(6)
                            2000     153,077    23,000       2,354(3)    34,500(11)     6,000          4,998
                                                             2,300(4)
                                                             2,700(5)
                                                               125(6)

(1)  Awards for the calendar  year 2002 were  awarded  January 9, 2002, a total of 9,150 shares were awarded to these  executives at the price of $28.00 per share.  Awards for the calendar  year 2000 were awarded  December
     14, 2000, a total of 12,150 shares were awarded to these executives at the price of $23.00 per share.
(2)  In 2002, the stock purchase  contribution  and profit sharing plans were  discontinued and replaced with a
     401(K)  matching  plan.  Data for  years  2001 and 2000  reflect  contributions  to the  stock  purchase  plan contribution and profit sharing plans.
(3)  Automobile compensation.
(4)  Deferred compensation.
(5)  Executive Supplemental Reimbursement Plan.
(6)  Cost of excess life insurance.
(7)  Represents the fair market value on the date of grant (01/09/02) of 3,000  restricted stock shares,  which were awarded,  for the calendar year 2002.  Represents  the fair market value on the date of grant  (12/14/00)
     of 3,000  restricted  stock  shares,  which  were  awarded,  for the  calendar  year  2000.  On  December  31,
     2002, Mr. Schloegel held 6,000 restricted shares in the aggregate, at a value of  $267,900.
(8)  Represents the fair market value on the date of grant (01/09/02) of 3,000  restricted stock shares,  which were awarded,  for the calendar year 2002.  Represents  the fair market value on the date of grant  (12/14/00)
     of 3,000  restricted  stock  shares,  which were  awarded,  for the calendar  year 2000. On December 31, 2002,
     Mr. Seal held 6,000 restricted shares in the aggregate, at a value of $267,900.
(9)  Represents  the fair market value on the date of grant  (01/09/02) of 150 restricted  stock shares,  which were awarded,  for the calendar year 2002.  Represents  the fair market value on the date of grant  (12/14/00)
     of 150  restricted  stock shares,  which were awarded,  for the calendar year 2000. On December 31, 2002,  Mr.
     Spence held 300 restricted shares in the aggregate, at a value of  $13,395.
(10) Represents the fair market value on the date of grant (01/09/02) of 1,500  restricted stock shares,  which were awarded,  for the calendar year 2002.  Represents  the fair market value on the date of grant  (12/14/00)
     of 1,500  restricted  stock  shares,  which were  awarded,  for the calendar  year 1999. On December 31, 2002,
     Mr. Chaney held 3,000 restricted shares in the aggregate, at a value of $133,950.
(11) Represents the fair market value on the date of grant (01/09/02) of 1,500  restricted stock shares,  which were awarded,  for the calendar year 2002.  Represents  the fair market value on the date of grant  (12/14/00)
     of 1,500  restricted  stock  shares,  which were  awarded,  for the calendar  year 2000. On December 31, 2001,
     Mr. Hairston held 3,000 restricted shares in the aggregate, at a value of $133,950.
(12) Represents acquisition of a bank-owned life insurance policy.
(13) The Company did not grant any  restricted  stock shares or options during 2001 due to the change in timing of awarding these grants. Awards for 2001 were granted in January 2002.
*     Reflects 3-for-2 stock split effective on August 5, 2002.

Equity Compensation Plan Information

The following table sets forth the options, warrants and rights and shares reserved for issuance under the Company’s equity compensation plans, as of December 31, 2002. The Company’s sole equity compensation plan approved by the shareholders is the 1996 Long-Term Incentive Plan. The Company has no equity compensation plans that are not shareholder approved.

                                                                                            Number of securities
                                                                                          remaining available for
                               Number of securities to be         Weighted-average         future issuance under
Plan Category                    issued upon exercise of          exercise price of         equity compensation
                              outstanding options, warrants     outstanding options,          plans, excluding
                                       and rights                warrants and rights      securities reflected in
                                                                                                 column (a)
--------------------------    ------------------------------    -----------------------   --------------------------
                                           (a)                           (b)                        (c)

Equity compensation plans
approved by security                     332,583                       $28.50                     273,867
holders

Equity compensation plans
not approved by security                   -0-                            -0-                       -0-
holders                                 ---------                      ---------                  ----------

                Total                    332,583                       $28.50                     273,867

Option Grants

Shown below is information on grants of stock options pursuant to the Company’s incentive plan during 2002 to the named executives in the Executive Compensation Table above. Restricted Stock Awards are disclosed under the Executive Compensation Table.

                                                   Stock Option Grants in Last Fiscal Year
                                                  -----------------------------------------
                                                              Individual Grants

                                                                                        Potential
                                                                                    Realizable Value

                       Options       Percent of      Option        Expiration                                Grant Date
Name                   Granted       Total Granted   Price ($)     Date             5%            10%        Present
                                                                                                             Value ($)
---------------------- ------------- --------------- ------------  ---------------- ------------- ---------- ----------
George A. Schloegel     15,000       10.13%          $28.00  (1)   01-09-2012       -              -        $420,000.00

A. Hartie Spence         1,500        1.01%          $28.00  (2)   01-09-2012       -              -        $ 42,000.00

Carl J. Chaney           6,000        4.05%          $28.00  (1)   01-09-2012       -              -        $168,000.00

John M. Hairston         6,000        4.05%          $28.00  (1)   01-09-2012       -              -        $168,000.00

------------------
(1)  Non-qualified stock options were issued at the fair market value on the date of grant, 01/09/2002.
(2)  Incentive stock options were issued at the fair market value on the date of grant, 01/09/2002.

Option Exercises

The following Table sets forth certain information regarding individual exercises of stock options during 2002 and unexercised options granted to each of the named executives and held by them at the end of 2002.

                                  AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                         AND FISCAL YEAR END OPTION VALUES

                                                      Number of Unexercised Options     Value of In-the-money
                                                                                              Options (1)
                       Shares Acquired    Value
Name                     On Exercise      Realized    Exercisable    Unexercisable    Exercisable  Unexercisable
----------------------------------------------------------------------------------------------------------------
George A. Schloegel            0          $0.00       10,251(2)      26,250(3)        $714,698       $489,403
                                                      29,248(3)
                                                       6,249(4)

Leo W. Seal, Jr.               0          $0.00       20,319(2)       2,786(3)        $695,894       $ 58,730
                                                      13,620(3)
                                                      12,000(4)

A. Hartie Spence               0          $0.00          300(2)       3,188(3)        $191,036       $ 60,830
                                                       5,062(3)
                                                      58,250(4)

Carl J. Chaney                 0          $0.00        9,298(3)      10,500(3)        $182,774       $195,763

John M. Hairston               0          $0.00        9,748(3)      10,500(3)        $200,648       $195,763
                                                       2,250(4)
--------------------
(1)  Based on closing price on the NASDAQ National Market System of $44.65.00 on December 31, 2002.
(2)  Stock options are exercisable six months after the date of grant.
(3)  Stock Options granted are exercisable 25% after the first year, then an additional 25% for each of the next three years.
(4)  Stock Options granted were exercisable one year after the date of the grant.

Director’s Fees

Directors of the Company who are not also full-time employees of Hancock Bank or Hancock Bank of Louisiana (i.e. all Directors except Messrs. Seal, Schloegel and Roseberry) receive $600 for each regular and special board meeting attended. Directors of the Company, who are Directors, but not full-time employees of Hancock Bank, receive an additional fee of up to $400 for meetings of the Banks’ Board of Directors attended, provided that such meetings are not held on the same day as meetings of the Company. Directors of the Company who are Directors, but not full-time employees, of Hancock Bank of Louisiana receive an additional fee of up to $275 for meetings of the Bank’s Board of Directors attended, provided that such meetings are not held on the same day as a meeting of the Company. Directors of the Company who attend regional board meetings are paid $375 for each Jackson County Board/Loan Committee Meeting attended and $250 for each Pearl River or Hancock County Board Meeting attended. Directors of the Company who are not full-time employees of Hancock Bank or Hancock Bank of Louisiana and are members of a Bank Committee, also receive $225 for each committee meeting attended, $100 for each loan committee meeting attended in Gulfport, Mississippi; $60 for each loan committee meeting attended in Biloxi/Ocean Springs, or Hancock County, Mississippi; and $50 for each loan committee meeting attended in Pearl River County, Mississippi.

Year-end bonuses are paid to the Directors of the Company based upon the number and type of meetings attended during the year in the amounts set forth above. Consideration is also given to the duration and logistics of the meetings attended.

From time to time the Company will initiate new business referral programs for the Directors. In 2002, the Company offered a voluntary referral program to the Directors. Eighteen (18) Directors of the Company and subsidiaries participated in the 2002 plan. Directors earned one (1) point for every $1,000 in new business referred to the Company. At year-end, the points were tallied and $1.00 was paid to the Directors for every point. The Company purchased shares off the open market equivalent to the number of dollars each Director earned.

Pension Plan

Hancock Bank, along with some of its affiliated companies, maintains a pension plan (the “Pension Plan”) covering all full-time salaried employees (including executive officers of the Company who are also employees of the Banks) who have completed one (1) year of service and have attained 21 years of age.

The table set forth shows the estimated annual base payments payable under the present benefit formula to persons retiring upon attainment of age 65 in the indicated earnings classifications and with the indicated number of years of service for purposes of computing retirement benefits.

                                                 Pension Plan Table (1) (2) (3)

                                                            Years of Service
Renumeration($)            15          20          25           30          35          40           45           50
---------------       ----------   ----------   ----------   --------   ----------  ---------- -----------  -----------
 50,000                   11,889      16,172      20,455       24,738      29,022      33,305       37,588       41,871
100,000                   25,339      34,426      43,512       52,599      61,686      70,773       79,860       88,946
150,000                   38,789      52,679      66,570       80,460      94,350     108,241      122,131      136,022
200,000(2)                52,239      70,933      89,627      108,321     127,015     145,709   164,403(3)   183,097(3)
250,000(2)                52,239      70,933      89,627      108,321     127,015     145,709   164,403(3)   183,097(3)

-------------------------------
(1) This table reflects the normal form of benefit under the Pension Plan, which is a life annuity with no payments guaranteed.
(2) The annual amount exceeds the IRC Section 415 limit of $160,000 for a life annuity. The Section 415 limit is indexed so that these amounts may  eventually be paid.
(3) The table also reflects the IRC Section 401(a)(17) which limits compensation for Pension Plan purposes to
    $200,000 for 2002.

Earnings covered by the Pension Plan consist of base salary and do not include bonuses. The benefit amounts are not subject to reduction for social security benefits, but social security amounts were taken into account under the benefit formula. Covered compensation for the named executive officers as of the end of the last calendar year is: Schloegel $322,400; Seal $103,802; Spence $176,000; Chaney $174,360, and Hairston $155,800.

Assuming continued employment, the years of service at age 65 for Mr. Schloegel will be 46 years; Mr. Spence will be 9; Mr. Seal was 42; Mr. Chaney will be 27, and Mr. Hairston will be 34 years.

Executive Supplemental Reimbursement Plan

Hancock Bank maintains an Executive Supplemental Reimbursement Plan (“ESR Plan”) for members of the Banks’ Management Committee. Currently, Leo W. Seal, Jr., George A. Schloegel, A. Hartie Spence, Carl J. Chaney and John M. Hairston are five of the 10 members of the Management Committee. Under the ESR Plan, Hancock Bank will pay or reimburse each participating committee member up to $5,000 of expenses that the committee members incurs during each calendar year for life insurance, education, residential security systems and club dues. If the amount paid or reimbursed for a committee member is less than $5,000 for a calendar year, the unused portion will be contributed to a deferred compensation account for all members except Leo W. Seal, Jr. An administrative committee of at least three persons appointed by the Board of Directors of Hancock Bank administers and interprets the plan and has sole discretion to award any benefit to committee members.

Deferred Compensation Agreements

The Company has deferred compensation agreements with Mr. Schloegel. Under the terms of these agreements upon retirement at or after normal retirement age, Mr. Schloegel will receive monthly benefits of $17,325 for 240 months. In the event of Mr. Schloegel’s death, either before or after retirement, such benefits shall be paid to his beneficiaries. If Mr. Schloegel’s employment terminates for any reason other than retirement at or after normal retirement age or death, no benefits will be paid under the deferred compensation agreements. The obligations of the Company under these agreements are unfunded and unsecured promises to pay.

On June 6, 2002, the Company adopted a death benefit arrangement for the benefit of Mr. Seal. Under the terms of the arrangement, the designated beneficiaries of Mr. Seal will receive a single-sum benefit. The amount of the death benefit is equal to $636,735, increased by $1,500 for each month of Mr. Seal’s service on or after July 1, 2002, and adjusted for applicable investment returns. The Company has established a trust to fund its benefit obligation under the arrangement. As of December 31, 2002, the amount of the death benefit payable under the arrangement was $663,723.

Change of Control Arrangements

The Company does not have employment contracts with the executive officers named in the Summary Compensation Table. Each of the named executives, however, has a change of control agreement that, among other things, assures the individual of at least three year’s employment (or, in certain instances, severance payments) in the event of a change of control of the Company. If the executive is terminated by the Company after the change of control except for cause or as a result of the executive’s disability, then the executive is entitled to a severance payment equal to a percentage of base salary and bonus, which percentage varies depending on the executive’s agreement with the Company from 99% to 199%. The executive is also entitled to a severance payment if the executive resigns because of a material change in duties or relocation as the result of the change of control of the Company.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors has furnished the following report on executive compensation. This report reflects the Company’s compensation philosophy for all executive officers, as endorsed by the Board of Directors and the Compensation Committee. The Committee determines annual base salary adjustments and annual bonus awards.

Executive Officer Compensation

The Company’s compensation program for executive officers consists of two key elements: a base salary and an Annual Incentive Plan based on the Company’s operating earnings. The Committee believes this approach best serves the interest of stockholders by ensuring that executive officers are compensated in a manner that advances both the short- and long-term interests of stockholders.

Base Salary

Salaries paid to executive officers (other than Mr. Seal and Mr. Schloegel) are reviewed annually by the Chief Executive Officer, (“C.E.O.”) of the Company and the Director of Human Resources based upon his subjective assessment of the nature of the position, the contributions, experience and company tenure of the executive officer. The C.E.O. then makes his suggestion as to adjustments in base salary for all the executive officers to the Compensation Committee. Additionally, the Company uses multiple sources including subscribing to and participating in the Watson-Wyatt Data Survey for Financial Institutions Compensation, the Mississippi and Louisiana Bankers Associations’ surveys and consulting with Buck Consultants, Inc. and Mercer Human Resources Consulting, Inc. These sources provide the Compensation Committee with comparative compensation data from the Company’s market areas and its peer groups. This information is used by the Compensation Committee to ensure that it is providing compensation opportunities comparable to its peer group, thereby allowing the Company to retain talented executive officers who contribute to the Company’s overall and long-term success.

Annual Incentive Plan

The Company engaged the services of Buck Consultants, Inc. to advise on procedures utilized in the banking industry by like-size institutions for its Annual Incentive Plan. Each fiscal year, the C.E.O., working with the Director of Human Resources, the Chief Financial Officer and other Company executives, develops a Company-wide bonus pool. The size of the bonus pool is based upon a subjective assessment of overall Company and departmental performance as compared to budgeted and prior year performance, and the extent to which the Company achieved its overall financial performance goals and return on stockholders’ equity.

The bonus pool is then sent to the Board of Directors of the Company for modifications and approval. Once the bonus pool is finalized and approved by the Board, the C.E.O. and the President of the company make individual bonus recommendations for executive officers (excluding Mr. Seal and Mr. Schloegel) based upon individual contributions to the Company’s short-term and long-term goals achieved for the year.

Annual Incentive Stock Awards

The 1996 Hancock Holding Company Long-Term Incentive Plan (the “Long-Term Incentive Plan”) that was approved by the Company’s shareholders in 1996 is designed to provide annual incentive stock awards. The Long-Term Incentive Plan currently restricts the combined number of stock options and restricted stock awards to a maximum of 1% of the outstanding shares as reported in the Company’s previous year’s 10-K. Only 1/3 of the shares available for award each year may be awarded in restricted stock awards or performance stock awards. The Plan is proposed to be amended to increase the number of awards that can be granted annually.

Annually, the C.E.O. and the President of the Company assess the performance of the Company, the individual executive officer’s contributions, and the attainment of individual and departmental goals and use this in making recommendations to the Committee on executive long-term awards. Long-Term Incentives, both restricted stock awards and incentive stock options, are granted as an inducement for executives to enhance the growth of the Company and shareholder value.

In determining the compensation to be paid to the Company’s executive officers in 2002, the Compensation Committee employed these compensation policies designed to align the compensation with the Company’s overall business strategy, values, and management initiatives. These policies are intended to reward executives for long-term strategic management and the enhancement of shareholder value and support a performance-oriented environment that rewards achievement of internal goals.

Chief Executive Officer and President Compensation

In determining the compensation for Mr. Schloegel, the Company’s Vice Chairman and Chief Executive Officer, and Mr. Seal, the Company’s President, the Compensation Committee took into consideration overall performance of the Company in addition to publicly disclosed compensation of chief executive officers of other bank holding companies of similar asset size, performance, growth and demographics.

         Submitted by the Company's Compensation Committee:

Frank E. Bertucci              Charles H. Johnson            T.W. Milner, Jr.
J. F. Boardman, Jr.            L.A. Koenenn                  Dr. H.C. Moody, Jr.
James B. Estabrook, Jr.        Victor Mavar                  Christine Smilek
James H. Horne

CERTAIN TRANSACTIONS AND RELATIONSHIPS

Directors, Officers, and Principal Shareholders of the Company and their associates have been customers of the Banks from time to time in the ordinary course of business and additional transactions may be expected to take place in the future. All loans to such persons were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectability or embody other unfavorable features.

FIVE YEAR SHAREHOLDER RETURN COMPARISON

The U.S. Securities and Exchange Commission requires that the Company include in its Proxy Statement a line graph presentation comparing cumulative, five-year shareholder returns on an indexed basis with a performance indicator of the overall stock market and either a nationally recognized industry standard or an index of peer companies selected by the Company. The broad market index used in the graph is the NASDAQ Market Index. The peer group index is a group of financial institutions in the Southeast with assets ranging from $1.5 billion to $5 billion, a list of the Companies included in the index follows the graph.

                                   COMPARE 5-YEAR CUMULATIVE TOTAL RETURN AMONG
                        HANCOCK HOLDING CO., NASDAQ MARKET INDEX, AND SOUTHEAST REGIONAL
                                                CUSTOM PEER GROUP

                                      ASSUMES $100 INVESTED ON DEC. 29, 1997
                                           ASSUMES DIVIDEND REINVESTMENT
                                         FISCAL YEAR ENDING DEC. 29, 2002

Southeast Regional Bank Custom Peer group consisting of the following:
Alabama National Bancorp             First Charter Corp.                 United Bancshares, Inc. (WV)
BancorpSouth, Inc.                   Republic Bancshares, Inc.           Wesbanco Inc.
Capital City Bank Group              Simmons First National Corp.        Whitney Holding Corp.
City Holding Co. (WV)

Hamilton Bancshares was in the peer group last year but was not included this year as the bank is in receivership.

BOARD COMMITTEES AND MEETINGS

The Company has an Audit Committee currently composed of J. F. Boardman, Jr., James H. Horne, L. A. Koenenn, Jr., Victor Mavar, Gordon Redd, Jr., and Christine L. Smilek, of which Mr. Koenenn and Ms. Smilek are both practicing accountants. The Audit Committee includes some Directors of the Company's subsidiaries who are not Company directors. The Audit Committee acts pursuant to a written Audit Committee Charter, a copy of which is attached as Appendix A to the Proxy Statement. The Audit Committee oversees the operation of the Company's Audit Department and makes recommendations to the Board of Directors concerning the independent accountants for the Company and its subsidiaries. The Audit Committee met five (5) times during 2002. The Audit Committee is independent as set forth in its charter attached hereto as Appendix A.

The Company has a Compensation Committee, which determines the salary of the executive officers of the Company. The Compensation Committee includes some Directors of the Company's subsidiaries who are not Company directors. It met two (2) times during 2002 and is composed of Frank E. Bertucci, J. F. Boardman, Jr., James B. Estabrook, Jr., James H. Horne, Charles H. Johnson, Sr., L. A. Koenenn, Jr., Victor Mavar, T. W. Milner, Jr., Dr. H. C. Moody, Jr. and Christine L. Smilek.

The Company does not have a Nominating Committee.

The Board of Directors of the Company met a total of twelve (12) times during the year ended December 31, 2002. During 2002, all Directors attended 75% or more of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by committees on which they served.

PRINCIPAL ACCOUNTING FIRM FEES

In 2002 the Company paid Deloitte & Touche LLP fees as follows:

Audit Fees. The aggregate fees billed by Deloitte for professional services rendered for the audit of the Company’s annual financial statements for the fiscal year ended December 31, 2002 and for the review of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for that fiscal year were $184,700.

Financial Information Systems Design and Implementation Fees. There were no fees billed by Deloitte for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2002.

All Other Fees. The aggregate fees billed by Deloitte for services rendered to the Company, other than the services described above under Audit Fees, for the fiscal year ended December 31, 2002 were $84,100.

The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant’s independence.

REPORT OF THE AUDIT COMMITTEE

Notwithstanding anything to the contrary set forth in any of the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, the following report of the Audit Committee shall not be incorporated by reference into any such filings and shall not otherwise be deemed filed under such acts.

With respect to fiscal 2002, the Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards 61, Communications with Audit Committees, as amended by Statement on Auditing Standards 90, Audit Committee Communications. The Audit Committee received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independent Discussions with Audit Committee, and has discussed with the independent auditors the auditor’s independence.

The Audit Committee has discussed with the Company’s management and independent auditors the process used for certifications by the Company’s Chief Executive Officer and Chief Financial Officer which are required by the Securities and Exchange Commission and the Sarbanes-Oxley Act of 2002 for certain of the Company’s filings with the Securities and Exchange Commission. The Audit Committee anticipates that it will in 2003 recommend to the Board of Directors a new charter for the Audit Committee, which will meet the new requirements of the Sarbanes-Oxley Act of 2002, and new rules expected to be promulgated by the Securities and Exchange Commission.

Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2002 for filing with the Securities and Exchange Commission.

Submitted by the Company's Audit Committee:

J. F. Boardman, Jr.            James H. Horne                L. A. Koenenn, Jr.
Victor Mavar                   Gordon Redd, Jr.              Christine L. Smilek

ADDITIONAL INFORMATION

The Annual Report of the Company for the fiscal year ended December 31, 2002 is enclosed. The Annual Report is not to be regarded as proxy soliciting material. Any shareholder who has not received an Annual Report may obtain one from the Company. The Company also will provide, without charge, copies of its Annual Report on Form 10-K for the year ended December 31, 2002, as filed with the U. S. Securities and Exchange Commission. Shareholders wishing to receive a copy of the Annual Report on Form 10-K are directed to write George A. Schloegel, Vice Chairman, at the address of the Company.

PROPOSALS FOR 2004 ANNUAL MEETING

Any shareholder who wishes to present a proposal at the Company’s next Annual Meeting and who wishes to have the proposal included in the Company’s Proxy Statement and form of Proxy for the meeting must submit the proposal to the undersigned at the address of the Company not later than October 1, 2003. After this date, a stockholder who intends to raise a proposal to be acted upon at the 2004 annual meeting of shareholders must inform the Company in writing no later than December 15, 2003. If notice is not provided by that date, the Company Board may exclude such proposal from being acted upon at the 2004 meeting. Further, the persons named in the Company proxy for the 2004 Annual Meeting will be allowed to exercise their discretionary authority to vote upon such proposal without the matter having been discussed in the Proxy Statement for the 2004 Annual Meeting.

                                                             By Order of the Board of Directors

                                                              /s/ George A. Schloegel
                                                             -------------------------------------------
                                                             George A. Schloegel
                                                             Chief Executive Officer

Dated:  January 29, 2003

APPENDIX A

AUDIT COMMITTEE CHARTER

This charter shall be reviewed, updated and approved annually by the Board of Directors.

Role and Independence

The Audit Committee of the Board of Directors assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and reporting practices of the corporation and other such duties as directed by the Board. The membership of the committee shall consist of at least three directors who are generally knowledgeable in financial and auditing matters, including at least one member with accounting or related financial management expertise. Each member shall be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment, and shall meet the director independence requirements for serving on audit committees set forth in the corporate governance standards of the (New York Stock Exchange, NASDAQ, American Stock Exchange). The committee is expected to maintain free and open communication (including private executive sessions at least annually) with the independent accountants, the internal auditors and the management of the corporation. In discharging this oversight role, the committee is empowered to investigate any matter brought to its attention, with full power to retain outside counsel or other experts for the purpose.

The Board of Directors shall appoint one member of the Audit Committee as Chairperson. He or she shall be responsible for leadership of the committee, including preparing the agenda, presiding over the meetings, making committee assignments and reporting to the Board of Directors. The Chairperson will also maintain regular liaison with the CEO, CFO, the lead independent audit partner and the Director of Internal Audit.

Responsibilities

The Audit Committee’s primary responsibilities include recommending to the Board the independent accountant to be selected or retained to audit the financial statements of the corporation. In so doing, the committee will request from the auditor a written affirmation that the auditor is in fact independent, discuss with the auditor any relationships that may impact the auditor’s independence, and recommend to the Board any actions necessary to oversee the auditor’s independence.

Overseeing the independent auditor relationship by discussing with the auditor the nature and rigor of the audit process, receiving and reviewing audit reports, and providing the auditor full access to the committee (and the Board) to report on any and all appropriate matters.

Providing the guidance and oversight to the internal audit activities of the corporation including reviewing the organization plans and results of such activity.

Reviewing the audited financial statements and discussing them with management and the independent auditor. These discussions shall include consideration of the quality of the Company’s accounting principles as applied in its financial reporting, including review of estimates, reserves and accruals, review of judgmental areas, review of audit adjustments whether or not recorded and such other inquiries as may be appropriate. Based on the review, the committee shall make its recommendation to the Board as to the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K.

Reviewing with management and the independent auditor, the quarterly financial information prior to the Company’s filing of Form 10-Q. The committee or its Chairperson may perform this review.

Discussing with management, the internal auditors and the external auditors the quality and adequacy of the Company's internal controls.

Discussing with management, the status of pending litigation, taxation matters and other areas of oversight to the legal and compliance area as may be appropriate.

Reporting Audit Committee activities to the full Board and issuing annually a report to be included in the proxy statement (including appropriate oversight conclusions) for submission to the shareholders.

                                              HANCOCK HOLDING COMPANY
                                                  P. O. BOX 4019
                                                GULFPORT, MS 39502

                                 P R O X Y F O R 2 0 0 3 A N N U A L M E E T I N G
                            This Proxy is Solicited on Behalf of the Board of Directors

KNOW ALL MEN BY THESE PRESENTS that the undersigned  shareholder of Hancock Holding Company,  does hereby nominate, constitute,  and appoint Joseph F. Boardman,  Jr.,  Charles A. Webb, Jr. and Leo W. Seal, Jr., and each of them, as proxies (with full power of  substitution),  and hereby  authorizes them to vote upon all matters that may properly come before the meeting including the matters described in the Proxy Statement furnished  herewith,  subject to any directions  indicated below,  with full power to vote all shares of Common stock of Hancock Holding Company held of record by the  undersigned on December 31, 2002, at the annual meeting of  stockholders  to be held on February 27,
2003,  or any  adjournment(s)  thereof.  IF NO  DIRECTIONS  ARE  GIVEN,  THE  PROXIES  WILL  VOTE WITH THE BOARD OF
DIRECTORS' RECOMMENDATION FOR EACH OF THE DIRECTORS AS INDICATED IN ITEM 1 AND FOR ITEM 2 AND ITEM 3.

                         The Board of Directors Recommends you vote FOR Items 1, 2 and 3.

MANAGEMENT PROPOSALS:

Item 1.    The  election  of the  following  three (3)  persons as  directors,  to serve  until the Annual  Meeting in
           2006,  or until each  person's  successor  has been elected and  qualified.  (INSTRUCTION;  AUTHORITY TO
           VOTE FOR ANY  NOMINEE  MAY BE  WITHHELD  BY LINING  THROUGH OR  OTHERWISE  STRIKING  OUT THE NAME OF ANY
           NOMINEE.)

                        JAMES H. HORNE [  ] GEORGE A. SCHLOEGEL [  ] CHRISTINE L. SMILEK [  ]

               For all nominees except as indicated [  ] Withhold authority to vote for all nominees [  ]

Item 2.    Approval of the appointment of Deloitte & Touche LLP as the independent accountants for the Company.

                                                FOR [  ] AGAINST [  ] ABSTAIN [  ]

Item 3.    Approval of an amendment to the 1996 Long-Term Incentive Plan providing for an increase in the annual number of shares reserved for issuance under the Plan.

                                                FOR [  ] AGAINST [  ] ABSTAIN [  ]
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                                                                       DATED:                       , 2003
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                                                                       Signature:
                                                                                 -----------------------------------

                                                                       Signature:
                                                                                 -----------------------------------

                                                                       When signing as attorney, executor,
                                                                       trustee, or guardian, please give full
                                                                       title.  If more than one trustee, all
                                                                       should sign.  All joint owners must sign.

                                                                       Number of shares:
                                                                                        ----------------------------

                                                                       IF YOU PLAN TO ATTEND THE MEETING,
                                                                       PLEASE CHECK HERE [  ]
                                                                       WHETHER  OR NOT YOU PLAN TO  ATTEND,  PLEASE
                                                                       SIGN AND RETURN AT ONCE.